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EXHIBIT 10.45


                       EXCLUSIVE DISTRIBUTORSHIP AGREEMENT

       This Agreement (the "Agreement") is made and entered into as of the 28th day of August, 1998 by and between Emhiser Research, Inc. ("ERI") and Microdyne Communication Technologies, Inc. ("Microdyne" or the "Distributor").

                                   BACKGROUND

       ERI and the Distributor wish to provide for the promotion and sale in the area specified in Appendix A hereto (hereinafter referred to as the "Territory"), the products listed in Appendix B hereto (hereinafter referred to as the "Products"). The Distributor represents that it is familiar with the market for the Products in the Territory and that it is adequately qualified and equipped to promote and sell the Products in the Territory to the mutual benefit of both parties.

                                      TERMS

ARTICLE 1. - SUBJECT MATTER

1.1 Subject to the provisions of Article 11 herein, ERI hereby grants to the Distributor and the Distributor hereby accepts the exclusive right to purchase for re-sale the Products in the Territory subject to the terms and conditions contained in this Agreement.

1.2 ERI reserves the right, after this Agreement has been in effect for 6 months, to withdraw, modify or replace the Products according to the needs of its production and sales policy if ERI provides the Distributor with 90 days prior written notice of ERI's intention to withdraw, modify or replace such Products. ERI may not grant to any other party the right to sell such Products in the Territory for the term of this Agreement.

ARTICLE 2. - LEGAL STATUS OF THE PARTIES

2.1 ERI is a corporation organized and existing under the laws of the state of Nevada with its registered office at 2705 Old Highway 40 West, Verdi, Nevada 89439-0189, acting on behalf of Emhiser Research Limited, 110 Bowes Street, Parry Sound, Ontario, Canada P2A 2L7, duly represented by Lloyd Lautzenhiser and Emhiser Manufacturing Limited, RR #1, Highway 69 North, P. O. Box 31, Nobel, Ontario, Canada POG 1G0, duly represented by Silvia Lautzenhiser.

2.2 Microdyne is a corporation organized and existing under the laws of Maryland with its registered office at 3601 Eisenhower Avenue, Alexandria, Virginia 22304, USA and division headquarters at 491 Oak Road, Ocala, FL 34472-0213, USA, duly represented by Bob Andrews.

2.3 Both parties are duly organized, validly existing, and with an active status or in good standing under the laws of their respective jurisdiction of incorporation and both parties have the power and authority to enter into and perform their obligations under this Agreement.

2.4        ERI and the Distributor shall act as independent contracting parties.
           The Distributor shall purchase the Products from ERI for re-sale to its customers in its own name and for its own account; it will not represent itself as an employee or agent of ERI and shall be deemed to have no authorization, express or implied, to undertake any commitments on behalf of ERI, nor to bind the latter in any manner whatsoever.





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ARTICLE 3. - SALES PROMOTION

3.1 Throughout the term of this Agreement, the Distributor undertakes to use its reasonable best efforts to promote and sell the Products in the Territory and in general to act with reasonable diligence in carrying out its obligations as a distributor.

3.2 Without prejudice to the generality of the above, the Distributor shall, without charge to ERI, undertake:

           (a)       To visit existing and potential customers regularly,

           (b) To arrange for adequate and effective publicity for the Products,

           (c) To use its reasonable best efforts to take advantage of any relevant commercial techniques to promote the sales of the Products in the Territory,

           (d) To exhibit the Products at certain trade fairs and/or exhibitions in the Territory as the Distributor deems appropriate (for that purpose, ERI may provide the Distributor with such demonstration Products as may be available on terms and conditions to be agreed upon on a case-by-case basis),

3.3 The promotion, the publicity, and the sale of the Products shall be made exclusively under the trademark, logotype or trade name chosen or used by the Distributor and specified by the Distributor in writing to ERI. The Distributor shall have the right to represent itself in the Territory as the Exclusive Distributor for the Products of Emhiser Research, Inc., on its company letterhead, publicity documents and the like.

3.4 The Distributor warrants that, at the time of entry into force of this Agreement, it maintains a trained sales force and appropriate support and service personnel to adequately assist customers in ordering the Products.

3.5 When placing an order with ERI, the Distributor will include a copy of the Product's technical bulletin signed by the end user as proof that they have approved all of the specifications as written. ERI shall offer training to the Distributor's sales personnel so that the Distributor may properly represent the Products. All training shall take place at ERI's facility in Verdi, Nevada. In the event that the Distributor wishes that training occur at another location, the Distributor shall pay the expenses incurred by ERI to send the appropriate personnel and equipment. ERI also agrees that it will offer training to the Distributor's engineering personnel under the same terms and conditions as that offered to the Distributor's sales personnel. The purpose of the training for the engineering personnel is to ensure that the Distributor can integrate the Products into the Distributor's systems and will be able to perform any necessary troubleshooting.

ARTICLE 4. - DOCUMENTATION

4.1 ERI undertakes to supply the Distributor, free of charge, with a reasonable number of copies of such technical and commercial documentation in the English language as may be or may become available during the term of this Agreement for the promotion and sale of the Products.

4.2 If deemed necessary by the Distributor, the Distributor may, at its own expense, translate the said documentation into another language.

4.3 Should the Distributor wish to undertake any modification or translation of such technical and commercial documentation supplied by ERI or add to the said documentation, the Distributor shall first submit the text thereof to ERI for its prior written approval (which shall not be unreasonably withheld) and shall not print or use such modified or translated documentation before having obtained the said approval.



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4.4        It is agreed that all such technical and commercial documentation printed by ERI shall remain the property of ERI, subject to the right of the Distributor to make full commercial use of such documentation for the purpose of this Agreement and throughout its duration.

ARTICLE 5. - MINIMUM PURCHASE QUOTA

           In consideration of the exclusive rights of distribution granted herein to the Distributor by ERI, the Distributor undertakes to use its reasonable best efforts in the marketing, promotion and sales of the Products to increase each year the sales of the Products. No minimum purchase is in effect for the term of this Agreement.

ARTICLE 6. - NON-COMPETITION

           ERI recognizes that the Distributor already manufactures and sells individual Telemetry products. The Distributor shall not develop new products that directly or indirectly compete with the Products covered by this Agreement without first offering ERI the opportunity of terminating this Agreement, and without first giving ERI at least 90 days prior written notice.

ARTICLE 7. - OBLIGATION OF DELIVERY

7.1 ERI undertakes to deliver to the Distributor the Products or spare parts, which have been regularly ordered by the Distributor within the delivery dates and upon the conditions specified by ERI in its order acknowledgement.

7.2 However, ERI reserves the right to refuse any order and shall not be obliged to make delivery of the Products in the event the Distributor is in material breach of any of the terms and conditions of this Agreement.

ARTICLE 8. - SALES CONDITIONS BETWEEN ERI AND THE
               DISTRIBUTOR

8.1 Except as may otherwise be agreed upon between the parties for a specific order, the sales of all Products from ERI to the Distributor shall be governed by the prices, terms and conditions defined in Appendix D hereto and by ERI's General Terms and Conditions of Sale attached hereto as Appendix E. In the event of any conflict between the two documents, the terms and conditions found in Appendix D shall prevail.

           ERI reserves the right to change the prices, terms and conditions of Appendix D upon giving the Distributor not less than 90 days prior written notice.

8.2 Notwithstanding anything to the contrary contained in this Agreement or documents made a part hereof, it is expressly agreed that the Products shall remain the sole and absolute property of ERI until such time as the Distributor shall have paid ERI the full price for the Products. Consequently, until such payment, the Distributor shall be in possession of the Products solely as bailee for ERI and ERI reserves the right to repossess such Products by whatever means it will deem appropriate including but not limited to the right of ERI or its agent to enter the Distributor's premises during normal business hours to remove the Products.

8.3 Neither ERI nor the Distributor shall be liable for any incidental or consequential damages, unless those damages are attributable to their own acts or omissions.




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ARTICLE 9. - DISTRIBUTOR PRICES

           The Distributor shall be at liberty to determine its own resale prices. However, it undertakes to keep such prices reasonably competitive.

ARTICLE 10. - PROMOTION OUTSIDE THE TERRITORY

           The Distributor may sell the Products to any person or government, whether in the Territory or outside of the Territory; provided, however, that the Distributor may only represent itself as ERI's Exclusive Distributor in the Territory.

ARTICLE 11. - DIRECT ORDERS TO ERI

11.1 In consideration of the exclusive nature of the rights granted to the Distributor in this Agreement, ERI undertakes that it shall not, throughout the term of this Agreement, offer the right to distribute or sell the Products in the Territory to any party other than the Distributor. ERI, however, retains the right to sell its Products to any person or government, whether in the Territory or outside the Territory.

11.2 If a customer (whether end user or sub-distributor) resident in the Territory submits an order directly to ERI, ERI must notify the Distributor in writing of such order and the Distributor has the option of accepting and filling the order. The Distributor must notify ERI within 10 business days whether the Distributor intends to accept and fill such order. If the Distributor chooses not to fill such order, ERI has the right to fill such order.

ARTICLE 12. - REPORTING

12.1 Every three months during the term of this Agreement, the Distributor will send to ERI a written report on its activities, which will set forth in particular:

           (a) The various actions undertaken in compliance with the obligations set forth in Article 3 of this Agreement,

           (b)       The Distributor's sales results,

           (c)       The resale price of the Products sold,

           (d) All material claims from customers concerning the Products or the Distributor's activities in relation to the Products,

           (e)       Sales forecasts for the next twelve months,

           (f)       Competitor's activities.

12.2 During the term of this Agreement, the Distributor will promptly advise ERI of any material change in its senior management or organization.

ARTICLE 13. - GUARANTEE

13.1 The Products sold to the Distributor by ERI are guaranteed for a period of 18 months from delivery to the Distributor (unless otherwise provided in Appendix D hereto) and are subject to ERI's General Terms and Conditions of Sale attached hereto as Appendix E, to the exclusion of all other rights, compensation or demands of the Distributor or of its customers.



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13.2       The Distributor is only authorized to make representations on performance or technical characteristics of the Products to its customers or to provide a guarantee on the Products to its customers strictly in accordance with ERI's instructions in writing and in accordance with ERI's General Terms and Conditions of Sale attached hereto as Appendix E.

ARTICLE 14. - GUARANTEE IMPLEMENTATION

           The Distributor shall notify ERI promptly of all customers' written claims, which may fall within the guarantee set forth in Article 13.

           Upon receipt of such notification, ERI shall, after consultation with the Distributor, decide whether the Distributor:

           (a) Shall return, at ERI's cost, to ERI, the defective Product or part thereof for repair or replacement. When upon examination of the defective product or part thereof, ERI has confirmed that it falls within the terms of ERI's guarantee, it shall send to the Distributor free of charge the repaired or replaced Product; or,

           (b) Shall undertake the repair of the Product locally, at a cost agreed by the two parties, and paid by ERI. The Distributor shall send to ERI a report indicating the nature of the fault and the cause thereof after making such repairs.

ARTICLE 15. - AFTER SALES SERVICE

           ERI shall also, at a negotiated expense, provide an after-sales service for all Products installed in the Territory; such service being at least equal to the service provided by ERI to its own customers. Microdyne shall have no responsibility for providing after-sales service.

ARTICLE 16. - PRODUCTS' APPROVAL

           In the event the export or sale of the Products in the Territory is subject to any necessary authorization from any government agency or other authority, ERI shall provide to the Distributor, at its request, with any necessary assistance.

ARTICLE 17. - CONFIDENTIALITY

           Both ERI and the Distributor agree not to reveal any technical, commercial or financial information which either party may have obtained in the course of carrying out this Agreement, including, but not limited to, all correspondence between the parties and their customers. This obligation shall remain in effect, notwithstanding the termination of this Agreement, until such information has fallen into the public domain through no fault of either ERI or the Distributor. Upon termination of this Agreement, both ERI and the Distributor agree that they will return all material received from the other and warrant that no other copies of the material exists.

ARTICLE 18. - DUTIES - TAXES

           All export/import items (duties, taxes, fees, licenses, etc.) will be the responsibility of the purchaser of the Products.



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ARTICLE 19. - INDUSTRIAL PROPERTY

19.1 Both ERI and the Distributor expressly acknowledge that the trademarks "EMHISER," "EMHISER RESEARCH," "EMHISER MANUFACTURING" and "MICRODYNE" together with other trademarks, trade names, or logotypes associated with the business, Products or services of ERI or the Distributor are each party's exclusive property of which the other party has no right, title or interest during the existence of this Agreement or thereafter. In addition, the Distributor has no right, title or interest in any patent or other intellectual or industrial property right in the Products (hereinafter referred to as "ERI's industrial property") whether or not registered in the Territory.

19.2 Both ERI and the Distributor declare that they have not sought nor obtained and shall not seek nor obtain registration in each party's own name of any of the other party's industrial property in the Territory or elsewhere. In addition, the Distributor undertakes to cease use of ERI's industrial property upon termination of this Agreement for whatever reason.

19.3 The Distributor agrees that it will not use ERI's industrial property in the Territory, except in connection with the sale, promotion, guarantee and after-sales service of the Products, in accordance with this Agreement and for its duration.

19.4 ERI and the Distributor agree that any increase in the value of ERI's industrial property in the Territory or elsewhere resulting from the Distributor's activities shall inure to the sole benefit of the Distributor and shall not give rise to any compensation to ERI.

19.5 The Distributor will promptly notify ERI of any counterfeit or imitation of ERI's industrial property or trademark infringement or alleged infringement or acts of unfair competition of which it may have knowledge in the Territory during the term of this Agreement and will assist ERI at ERI's request and at ERI's expense in defending or prosecuting all such matters.

ARTICLE 20. - DURATION

           This Agreement shall come into force at the date of signature by both parties and shall be valid for 12 months. Thereafter, it shall automatically be renewed for successive periods of one year each unless terminated by either party and at any time by 90 days prior written notice to the other, such notice to be applicable to the first contractual period and thereafter.

ARTICLE 21. - EARLIER TERMINATION

21.1       Except as otherwise set forth in this Agreement and notwithstanding
           Article 20, after this Agreement has been in effect for 6 months, either party may terminate this Agreement for any reason at any time by providing the other party with 90 days prior written notice.

21.2 This Agreement may also be terminated immediately by either ERI or the Distributor by notice in writing in the event the other party files a petition under bankruptcy or similar laws or if the other party is liquidated or becomes insolvent, or is wound up or taken over, or is subject to corporate changes such as, without limitation, take over bids, mergers or change of control or ownership of assets or shares or if the Distributor becomes nationalized or in the event of changes in the personnel of the Distributor as referred to in
           Article 3.4 and 12.2 which make the Distributor unable to perform its obligations under this Agreement. ERI may also terminate this Agreement with 60 days prior written notice in the event of the transfer to a third party of part or all of the business concerned by this Agreement.

21.3 Neither party shall solely by reason of the expiration or termination of this Agreement be liable to the other for compensation, reimbursement or damages on account of loss of prospective profits or on account of


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           expenditures, investments, leases or commitments in connection with the business or goodwill of either party or otherwise.

ARTICLE 22. - OUTSTANDING ORDERS

           In case of the expiration or termination of this Agreement for any reason whatsoever, ERI shall honor all prior quotations and all open purchase orders at their stated prices and terms. ERI will also honor any order received from the Distributor within 30 days of the termination of this Agreement.

ARTICLE 23. - ASSIGNMENT

23.1 Subject to Article 23.2, neither this Agreement in part or in whole or the rights and obligations herein contained shall be assigned or sublet by the Distributor or ERI without the prior written consent of ERI or the Distributor.

23.2 ERI shall have the right to freely assign this Agreement to any affiliate provided the affiliate is not in competition with the Distributor in the Territory, such right being exercised by written notice to the Distributor.

ARTICLE 24. - GOVERNING LAW - COURT

           This Agreement made in two originals in the English language shall be governed and construed in accordance with the laws of the jurisdiction in which the defendant is located. For example, if the Distributor commences an action against ERI, the action shall be construed pursuant to the laws of the State of Nevada. The proper venue for any dispute arising between the parties in connection with the performance or the interpretation of this Agreement will be in the defendant's jurisdiction.

ARTICLE 25. - NOTICE

           All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given and effective when (i) delivered personally, (ii) sent by telecopy, with receipt confirmed by telephone, or (iii) two days after being sent by DHL, Federal Express, or similar overnight delivery service, postage prepaid, to the address set forth below (or to such other address as a party to this Agreement shall have furnished in writing to the others):

If to Emhiser Research, Inc.:

                               2705 Old Highway 40 West
                               P. O. Box 189
                               Verdi, Nevada 89439-0189, USA
                               Telephone:  (702) 345-2705
                               Telecopy:  (702) 345-2484

                     With a copy to:

                               Michael A. Rosenauer, Esq.
                               485 Court Street
                               Reno, Nevada 89501, USA



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                     If to Microdyne:

                               MICRODYNE COMMUNICATIONS TECHNOLOGIES, INC.

                               491 Oak Road
                               Ocala, Florida 34472, USA
                               Attn:  Mr. Bob Andrews
                               Telecopy: (352) 687-0561

                     With a copy to:

                               Holland & Knight LLP
                               400 North Ashley Drive, Suite 2300
                               Tampa, Florida 33602
                               Attn:  Robert J. Grammig
                               Telecopy:  (813) 229-0134

ARTICLE 26. - APPENDICES - AMENDMENTS

26.1 Appendices A, B, C, D, E and F hereto, duly signed by both parties form an integral part of this Agreement.

26.2 Any amendment or modification to this Agreement will become binding only upon written agreement signed by the duly qualified representatives of each of the two parties.

ARTICLE 27. - MISCELLANEOUS

27.1 This Agreement represents the whole agreement between the contracting parties and supersedes any other agreement or understanding whether written or oral between the parties. Neither party will be bound by any condition, definition, guarantee or representation other than those set forth in this Agreement.



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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                             EMHISER RESEARCH, INC.

                             By:     /s/ Lloyd L. Lautzenhiser

                             Name:   Lloyd L. Lautzenhiser

                             Title:                President

                             MICRODYNE CORPORATION

                             By:         /s/ Robert Andrews

                             Name:        Robert Andrews

                             Title:       President - MCTI



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